Exhibit (h)(3)
April 9, 2007
PFPC, Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Re:	Transfer Agency and Services Agreement
Ladies and Gentlemen:
     Reference is made to the Transfer Agency and Services Agreement (as amended to date, the “Agreement”), dated as of January 1, 2006, by and among PFPC, Inc., a Massachusetts corporation, and each investment company identified as an “Old Fund” on Exhibit A hereto (each, a “Fund” and, collectively, the “Funds”) on behalf of each of its series identified as “Old Portfolios” on Exhibit A hereto (each, a “Portfolio” and, collectively, the “Portfolios”).
     In connection with a restructuring of the complex of which the Funds and Portfolios are a part, as of the close of business on April 13, 2007 or April 27, 2007, as indicated on Exhibit A hereto (each, a “Closing Date”), many of the Funds and Portfolios will be reorganized as set forth on Exhibit A hereto. Additionally, as indicated on Exhibit A, several Funds and Portfolios have recently ceased or shall cease operations following fund combinations (or otherwise) on the date indicated on Exhibit A hereto (each, a “Termination Date”).
     On each applicable Closing Date, (i) each investment company identified as a “New Fund” shall become a “Fund” party to the Agreement on behalf of each of its series identified on Exhibit A as a “New Portfolio” and shall assume all of the rights and obligations under the Agreement of the corresponding Old Fund with respect to each applicable Old Portfolio (or, if such Old Fund has no Old Portfolios, with respect to the Old Fund itself), (ii) each such New Portfolio shall be deemed a “Portfolio” within the meaning of the Agreement, and (iii) each Old Portfolio shall cease be deemed to be a “Portfolio” under the Agreement. As of each applicable Termination Date, each Old Portfolio indicated on Exhibit A hereto as terminating operations shall cease to be deemed a “Portfolio” under the Agreement.
     As of the date on which an Old Fund has no further rights or obligations under the Agreement, by virtue of (i) all of the rights and obligations of its Old Portfolios (or, if such Old Fund has no Old Portfolios, the Old Fund itself) having been assumed by one or more New Funds and/or (ii) its Old Portfolios (or, if such Old Fund has no Old Portfolios, the Old Fund itself) having ceased operations, such Old Fund shall cease to be a party to the Agreement and shall have no rights or obligations thereunder.
     Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of the Agreement.

     Please sign below to evidence your consent and agreement to the above.

EACH MANAGEMENT INVESTMENT COMPANY IDENTIFIED ON EXHIBIT A HERETO AS AN “OLD FUND” OR A “NEW FUND”

By:
Name:
Title:
Consented and Agreed to:

PFPC, INC.

By:
Name:	Peter L. Tenggren
Title:	Senior Vice President
and Managing Director

Exhibit A
FUNDS AND PORTFOLIOS
INVOLVED IN RESTRUCTURINGS
OR FUND COMBINATIONS

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
Legg Mason Partners Adjustable Rate Income Fund (f/k/a SB Adjustable Rate Income Fund)	n/a	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Adjustable Rate Income Fund	4/13/07

Legg Mason Partners Aggressive Growth Fund, Inc. (f/k/a Smith Barney Aggressive Growth Fund Inc.)	n/a	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Aggressive Growth Fund	4/13/07

Legg Mason Partners Lifestyle Series, Inc. (f/k/a Smith Barney Allocation Series Inc.)	Legg Mason Partners Lifestyle Allocation 50% (f/k/a Balanced Portfolio)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Lifestyle Allocation 50%	4/13/07

	Legg Mason Partners Lifestyle Allocation 30% (f/k/a Conservative Portfolio)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Lifestyle Allocation 30%	4/13/07

	Legg Mason Partners Lifestyle Allocation 70% (f/k/a Growth Portfolio)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Lifestyle Allocation 70%	4/13/07

	Legg Mason Partners Lifestyle Allocation 85% (f/k/a High Growth Portfolio)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Lifestyle Allocation 85%	4/13/07

	Legg Mason Partners Lifestyle Allocation 100%	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Lifestyle Allocation 100%	4/13/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Lifestyle Income Fund (f/k/a Income Portfolio)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Lifestyle Income Fund	4/13/07

	Legg Mason Partners Variable Lifestyle Allocation 50% (f/k/a Select Balanced Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Lifestyle Allocation 50%	4/27/07

	Legg Mason Partners Variable Lifestyle Allocation 70% (f/k/a Select Growth Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Lifestyle Allocation 70%	4/27/07

	Legg Mason Partners Variable Lifestyle Allocation 85% (f/k/a Select High Growth Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Lifestyle Allocation 85%	4/27/07

Legg Mason Partners Appreciation Fund, Inc. (f/k/a Smith Barney Appreciation Fund Inc.)	n/a	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Appreciation Fund	4/13/07

Legg Mason Partners Arizona Municipals Fund, Inc. (f/k/a Smith Barney Arizona Municipals Fund Inc.)	n/a	Combination (acquired by Legg Mason Partners Managed Municipals Fund)	n/a	n/a	2/2/07

Legg Mason Partners California Municipals Fund, Inc. (f/k/a Smith Barney California Municipals Fund Inc.)	n/a	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners California Municipals Fund	4/13/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
Legg Mason Partners Equity Funds (f/k/a Smith Barney Equity Funds)	Legg Mason Partners Social Awareness Fund (f/k/a Smith Barney Social Awareness Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Social Awareness Fund	4/13/07

Legg Mason Partners Fundamental Value Fund, Inc. (f/k/a Smith Barney Fundamental Value Fund Inc.)	n/a	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Fundamental Value Fund	4/13/07

Legg Mason Partners Funds, Inc. (f/k/a Smith Barney Funds, Inc.)	Legg Mason Partners Large Cap Value Fund (f/k/a Smith Barney Large Cap Value Fund)	Combination (acquired by Legg Mason Partners Investors Value Fund)	n/a	n/a	3/2/07

	Legg Mason Partners U.S. Government Securities Fund (f/k/a Smith Barney U.S. Government Securities Fund)	Combination (acquired by Legg Mason Partners Government Securities Fund)	n/a	n/a	2/2/07

	Legg Mason Partners Short-Term Investment Grade Bond Fund (f/k/a Smith Barney Short-Term Investment Grade Bond Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Short-Term Investment Grade Bond Fund	4/13/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
Legg Mason Partners Income Funds (f/k/a Smith Barney Income Funds)	Legg Mason Partners Dividend and Income Fund (f/k/a Smith Barney Dividend and Income Fund)	Combination (acquired by Legg Mason Partners Capital and Income Fund)	n/a	n/a	12/1/06

	Legg Mason Partners Convertible Fund (f/k/a SB Convertible Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Convertible Fund	4/13/07

	Legg Mason Partners Diversified Strategic Income Fund (f/k/a Smith Barney Diversified Strategic Income Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Diversified Strategic Income Fund	4/13/07

	Legg Mason Partners Exchange Reserve Fund (f/k/a Smith Barney Exchange Reserve Fund)	Combination (acquired by Smith Barney Money Funds—Cash Portfolio)	n/a	n/a	3/16/07

	Legg Mason Partners High Income Fund (f/k/a Smith Barney High Income Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners High Income Fund	4/13/07

	Legg Mason Partners Municipal High Income Fund (f/k/a Smith Barney Municipal High Income Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Municipal High Income Fund	4/13/07

	Legg Mason Partners Capital and Income Fund (f/k/a SB Capital and Income Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Capital and Income Fund	4/13/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Core Bond Fund (f/k/a Smith Barney Total Return Bond Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Core Bond Fund	4/13/07

Smith Barney Institutional Cash Management Fund Inc.	Cash Portfolio	Restructuring	Legg Mason Partners Institutional Trust	Western Asset Institutional Money Market Fund	4/13/07

	Government Portfolio	Restructuring	Legg Mason Partners Institutional Trust	Western Asset Institutional Government Money Market Fund	4/13/07

	Municipal Portfolio	Restructuring	Legg Mason Partners Institutional Trust	Western Asset Institutional Municipal Money Market Fund	4/13/07

Legg Mason Partners Investment Funds, Inc. (f/k/a Smith Barney Investment Funds Inc.)	Legg Mason Partners Investment Grade Bond Fund (f/k/a Smith Barney Investment Grade Bond Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Investment Grade Bond Fund	4/13/07

	Legg Mason Partners Multiple Discipline Funds Balanced All Cap Growth and Value (f/k/a Smith Barney Multiple Discipline Funds—Balanced All Cap Growth and Value Fund)	Combination (acquired by Legg Mason Partners Capital and Income Fund)	n/a	n/a	12/1/06

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Multiple Discipline Funds Large Cap Growth and Value (f/k/a Smith Barney Multiple Discipline Funds—Large Cap Growth and Value Fund)	Combination (acquired by Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value)	n/a	n/a	2/2/07

	Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value (f/k/a Smith Barney Multiple Discipline Funds—All Cap Growth and Value Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners All Cap Fund	4/13/07

	Legg Mason Partners Multiple Discipline Funds Global All Cap Growth and Value (f/k/a Smith Barney Multiple Discipline Funds—Global All Cap Growth and Value Fund)	Combination (acquired by Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value)	n/a	n/a	2/2/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Multiple Discipline Funds All Cap and International (f/k/a Smith Barney Multiple Discipline Funds—All Cap and International Fund)	Combination (acquired by Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value)	n/a	n/a	2/2/07

	Legg Mason Partners Government Securities Fund (f/k/a Smith Barney Government Securities Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Government Securities Fund	4/13/07

	Legg Mason Partners Hansberger Global Value Fund (f/k/a Smith Barney Hansberger Global Value Fund)	Ceased Operations	n/a	n/a	12/06

	Legg Mason Partners Real Return Strategy Fund (f/k/a Smith Barney Real Return Strategy Fund)	Ceased Operations	n/a	n/a	12/06

	Legg Mason Partners Small Cap Growth Fund (f/k/a Smith Barney Small Cap Growth Fund)	Combination (acquired by Legg Mason Partners Small Cap Growth Fund)	n/a	n/a	3/2/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Small Cap Value Fund (f/k/a Smith Barney Small Cap Value Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Small Cap Value Fund	4/13/07

Legg Mason Partners Investment Series (f/k/a Smith Barney Investment Series)	Legg Mason Partners International Fund (f/k/a Smith Barney International Fund)	Combination (acquired by Legg Mason Partners Global Equity Fund)	n/a	n/a	12/1/06

	Legg Mason Partners Dividend Strategy Fund (f/k/a Smith Barney Dividend Strategy Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Dividend Strategy Fund	4/13/07

	Legg Mason Partners Growth and Income Fund (f/k/a SB Growth and Income Fund)	Combination (acquired by Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value)	n/a	n/a	2/2/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio (f/k/a Smith Barney Premier Selections All Cap Growth Portfolio)	Combination (acquired by Legg Mason Partners Variable Aggressive Growth Portfolio)	n/a	n/a	4/27/07

	Legg Mason Investment Series—Legg Mason Partners Variable Growth and Income Portfolio (f/k/a Smith Barney Growth and Income Portfolio)	Combination (acquired by Legg Mason Partners Variable Appreciation Portfolio)	n/a	n/a	4/27/07

	Legg Mason Partners Variable Government Portfolio (f/k/a SB Government Portfolio)	Restructuring	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable Government Portfolio	4/27/07

	Legg Mason Partners Variable Dividend Strategy Portfolio (f/k/a Smith Barney Dividend Strategy Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Dividend Strategy Portfolio	4/27/07

Legg Mason Partners Investment Trust (f/k/a Smith Barney Investment Trust)	Legg Mason Partners Intermediate Maturity California Municipals Fund (f/k/a Smith Barney Intermediate Maturity California Municipals Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Intermediate Maturity California Municipals Fund	4/13/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Intermediate Maturity New York Municipals Fund (f/k/a Smith Barney Intermediate Maturity New York Municipals Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Intermediate Maturity New York Municipals Fund	4/13/07

	Legg Mason Partners Large Cap Growth Fund (f/k/a Smith Barney Large Capitalization Growth Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Large Cap Growth Fund	4/13/07

	Legg Mason Partners S&P 500 Index Fund (f/k/a Smith Barney S&P 500 Index Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners S&P 500 Index Fund	4/13/07

	Legg Mason Partners Mid Cap Core Fund (f/k/a Smith Barney Mid Cap Core Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Mid Cap Core Fund	4/13/07

	Legg Mason Partners Classic Values Fund (f/k/a Smith Barney Classic Values Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Classic Values Fund	4/13/07

Legg Mason Partners Core Plus Bond Fund, Inc. (f/k/a Smith Barney Core Plus Bond Fund Inc.)	n/a	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Core Plus Bond Fund	4/13/07

Legg Mason Partners Managed Municipals Fund, Inc. (f/k/a Smith Barney Managed Municipals Fund Inc.)	n/a	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Managed Municipals Fund	4/13/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
Legg Mason Partners Massachusetts Municipals Fund (f/k/a Smith Barney Massachusetts Municipals Fund)	n/a	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Massachusetts Municipals Fund	4/13/07

Smith Barney Money Funds, Inc.	Cash Portfolio	Restructuring	Legg Mason Partners Money Market Trust	Western Asset Money Market Fund	4/13/07

	Government Portfolio	Restructuring	Legg Mason Partners Money Market Trust	Western Asset Government Money Market Fund	4/13/07

Legg Mason Partners Variable Portfolios IV (f/k/a Smith Barney Multiple Discipline Trust)	Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value (f/k/a Multiple Discipline Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value	4/27/07

	Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value (f/k/a Multiple Discipline Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value	4/27/07

	Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value (f/k/a Multiple Discipline Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value	4/27/07

	Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value (f/k/a Multiple Discipline Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Capital and Income Portfolio	4/27/07

Smith Barney Municipal Money Market Fund, Inc.	n/a	Restructuring	Legg Mason Partners Money Market Trust	Western Asset Municipal Money Market Fund	4/13/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
Legg Mason Partners Municipal Funds (f/k/a Smith Barney Muni Funds)	California Money Market Portfolio	Restructuring	Legg Mason Partners Money Market Trust	Western Asset California Municipal Money Market Fund	4/13/07

	Legg Mason Partners Florida Municipals Fund (f/k/a Florida Portfolio)	Combination (acquired by Legg Mason Partners Managed Municipals Fund)	n/a	n/a	2/2/07

	Legg Mason Partners Georgia Municipals Fund (f/k/a Georgia Portfolio)	Combination (acquired by Legg Mason Partners Managed Municipals Fund)	n/a	n/a	2/2/07

	Legg Mason Partners Intermediate-Term Municipals Fund (f/k/a Limited Term Portfolio)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Intermediate-Term Municipals Fund	4/13/07

	Legg Mason Partners National Municipals Fund (f/k/a National Portfolio)	Combination (acquired by Legg Mason Partners Managed Municipals Fund)	n/a	n/a	2/2/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Massachusetts Money Market Portfolio	Restructuring	Legg Mason Partners Money Market Trust	Western Asset Massachusetts Municipal Money Market Fund	4/13/07

	New York Money Market Portfolio	Restructuring	Legg Mason Partners Money Market Trust	Western Asset New York Municipal Money Market Fund	4/13/07

	Legg Mason Partners New York Municipals Fund (f/k/a New York Portfolio)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners New York Municipals Fund	4/13/07

	Legg Mason Partners Pennsylvania Municipals Fund (f/k/a Pennsylvania Portfolio)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Pennsylvania Municipals Fund	4/13/07

Legg Mason Partners New Jersey Municipals Fund, Inc. (f/k/a Smith Barney New Jersey Municipals Fund Inc.)	n/a	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners New Jersey Municipals Fund	4/13/07

Legg Mason Partners Oregon Municipals Fund (f/k/a Smith Barney Oregon Municipals Fund)	n/a	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Oregon Municipals Fund	4/13/07

Legg Mason Partners Sector Series, Inc. (f/k/a Smith Barney Sector Series Inc.)	Legg Mason Partners Financial Services Fund (f/k/a Smith Barney Financial Services Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Financial Services Fund	4/13/07

	Legg Mason Partners Health Sciences Fund (f/k/a Smith Barney Health Sciences Fund)	Combination (acquired by Legg Mason Aggressive Growth Fund)	n/a	n/a	12/1/06

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Technology Fund (f/k/a Smith Barney Technology Fund)	Combination (acquired by Legg Mason Partners Large Cap Growth Fund)	n/a	n/a	2/2/07

Legg Mason Partners Small Cap Core Fund, Inc. (f/k/a Smith Barney Small Cap Core Fund, Inc.)	n/a	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Small Cap Core Fund	4/13/07

Legg Mason Partners World Funds, Inc. (f/k/a Smith Barney World Funds)	Legg Mason Partners Inflation Management Fund (f/k/a Smith Barney Inflation Management Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Inflation Management Fund	4/13/07

	Legg Mason Partners International All Cap Opportunity Fund (f/k/a International All Cap Growth Portfolio)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Variable International All Cap Opportunity Fund	4/13/07

Legg Mason Partners Variable Portfolios II (f/k/a Greenwich Street Series Fund)	Legg Mason Partners Variable Appreciation Portfolio (f/k/a Appreciation Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Appreciation Portfolio	4/27/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Variable Capital and Income Portfolio (f/k/a Capital and Income Portfolio)	Combination (acquired by Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value)	n/a	n/a	4/27/07

	Legg Mason Partners Variable Diversified Strategic Income Portfolio (f/k/a Diversified Strategic Income Portfolio)	Restructuring	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable Diversified Strategic Income Portfolio	4/27/07

	Legg Mason Partners Variable Aggressive Growth Portfolio (f/k/a Salomon Brothers Variable Aggressive Growth Fund)	Combination (acquired by Legg Mason Partners Variable Aggressive Growth Portfolio)	n/a	n/a	4/27/07

	Legg Mason Partners Variable Equity Index Portfolio (f/k/a Equity Index Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Equity Index Portfolio	4/27/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Variable Growth and Income Portfolio (f/k/a Salomon Brothers Variable Growth & Income Fund)	Combination (acquired by Legg Mason Partners Variable Appreciation Portfolio)	n/a	n/a	4/27/07

	Legg Mason Partners Variable Fundamental Value Portfolio (f/k/a Fundamental Value Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Fundamental Value Portfolio	4/27/07

Legg Mason Partners Variable Portfolios III, Inc. (f/k/a Travelers Series Fund Inc. )	Legg Mason Partners Variable Aggressive Growth Portfolio (f/k/a Smith Barney Aggressive Growth Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Aggressive Growth Portfolio	4/27/07

	Legg Mason Partners Variable High Income Portfolio (f/k/a Smith Barney High Income Portfolio)	Restructuring	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable High Income Portfolio	4/27/07

	Legg Mason Partners Variable International All Cap Growth Portfolio (f/k/a Smith Barney International All Cap Growth Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners International All Cap Opportunity Portfolio	4/27/07

	Legg Mason Partners Variable Large Cap Growth Portfolio (f/k/a Smith Barney Large Capitalization Growth Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Large Cap Growth Portfolio	4/27/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Variable Large Cap Value Portfolio (f/k/a Smith Barney Large Cap Value Portfolio)	Combination (acquired by Legg Mason Partners Variable Investors Portfolio)	n/a	n/a	4/27/07

	Legg Mason Partners Variable Mid Cap Core Portfolio (f/k/a Smith Barney Mid Cap Core Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Mid Cap Core Portfolio	4/27/07

	Legg Mason Partners Variable Money Market Portfolio (f/k/a Smith Barney Money Market Portfolio)	Restructuring	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable Money Market Portfolio	4/27/07

	Legg Mason Partners Variable Social Awareness Stock Portfolio (f/k/a Social Awareness Stock Portfolio)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Social Awareness Portfolio	4/27/07

	Legg Mason Partners Variable Adjustable Rate Income Portfolio (f/k/a SB Adjustable Rate Income Portfolio)	Restructuring	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable Adjustable Rate Income Portfolio	4/27/07

Legg Mason Partners Equity Fund, Inc. (f/k/a The Salomon Brothers Fund Inc)	n/a	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Equity Fund	4/13/07

Legg Mason Partners Investors Value Fund, Inc. (f/k/a Salomon Brothers Investors Value Fund Inc)	n/a	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Investors Value Fund	4/13/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
Legg Mason Partners Capital Fund, Inc. (f/k/a Salomon Brothers Capital Fund Inc)	n/a	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Capital Fund	4/13/07

Legg Mason Partners Series Funds, Inc. (f/k/a Salomon Brothers Series Funds Inc.)	Legg Mason Partners Balanced Fund (f/k/a Salomon Brothers Balanced Fund)	Combination (acquired by Legg Mason Partners Capital and Income Fund)	n/a	n/a	3/16/07

	Salomon Brothers Cash Management Fund	Ceased Operations	n/a	n/a	8/18/06

	Legg Mason Partners Global High Yield Bond Fund (f/k/a Salomon Brothers High Yield Bond Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Global High Yield Bond Fund	4/13/07

	Salomon Brothers Institutional Money Market Fund	Ceased Operations	n/a	n/a	10/6/06

	Salomon Brothers Large Cap Growth Fund	Ceased Operations	n/a	n/a	2/3/06

	Legg Mason Partners New York Municipal Money Market Fund (f/k/a Salomon Brothers NY Municipal Money Mkt Fund)	Combination (acquired by Legg Mason Partners Municipal Funds — New York Money Market Portfolio)	n/a	n/a	3/2/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Small Cap Growth Fund I (f/k/a Salomon Brothers Small Cap Growth Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Small Cap Growth Fund	4/13/07

	Legg Mason Partners Strategic Bond Fund (f/k/a Salomon Brothers Strategic Bond Fund)	Combination (acquired by Legg Mason Partners Diversified Strategic Income Fund)	n/a	n/a	3/2/07

	Legg Mason Partners Short/Intermediate U.S. Government Fund (f/k/a Salomon Brothers Short/Intermediate US Government Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Short/Intermediate U.S. Government Fund	4/13/07

	Salomon Brothers All Cap Value Fund	Liquidated	n/a	n/a	2/3/06

Western Asset Funds II, Inc. (f/k/a Salomon Brothers Institutional Series Funds Inc.)	Western Asset Global High Yield Bond Portfolio (f/k/a Salomon Brothers Institutional High Yield Bond Fund)	Restructuring	Legg Mason Partners Income Trust	Western Asset Global High Yield Bond Portfolio	4/13/07

	Western Asset Emerging Market Debt Portfolio (f/k/a Salomon Brothers Institutional Emerging Markets Debt Fund)	Restructuring	Legg Mason Partners Income Trust	Western Asset Emerging Markets Debt Portfolio	4/13/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
Legg Mason Partners Variable Portfolios I, Inc. (f/k/a Salomon Brothers Variable Series Funds Inc.)	Legg Mason Partners Variable All Cap Portfolio (f/k/a Salomon Brothers Variable All Cap Fund)	Combination (acquired by Legg Mason Partners Variable Fundamental Value Portfolio)	n/a	n/a	4/27/07

	Legg Mason Partners Variable Global High Yield Bond Portfolio (f/k/a Salomon Brothers Variable High Yield Bond Fund)	Restructuring	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable Global High Yield Bond Portfolio	4/27/07

	Legg Mason Partners Variable Investors Portfolio (f/k/a Salomon Brothers Variable Investors Fund)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Investors Portfolio	4/27/07

	Legg Mason Partners Variable Large Cap Growth Portfolio (f/k/a Salomon Brothers Variable Large Cap Growth Fund)	Combination (acquired by Legg Mason Partners Variable Large Cap Growth Portfolio)	n/a	n/a	4/27/07

	Legg Mason Partners Variable Small Cap Growth Portfolio (f/k/a Salomon Brothers Variable Small Cap Growth Fund)	Restructuring	Legg Mason Partners Variable Equity Trust	Legg Mason Partners Variable Small Cap Growth Portfolio	4/27/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Variable Strategic Bond Portfolio (f/k/a Salomon Brothers Variable Strategic Bond Fund)	Restructuring	Legg Mason Partners Variable Income Trust	Legg Mason Partners Variable Strategic Bond Portfolio	4/27/07

	Legg Mason Partners Variable Total Return Portfolio (f/k/a Salomon Brothers Variable Total Return Fund)	Combination (acquired by Legg Mason Partners Variable Multiple Discipline Portfolio—Balanced All Cap Growth and Value)	n/a	n/a	4/27/07

CitiFunds Trust I	Legg Mason Partners Emerging Markets Equity Fund (f/k/a Smith Barney Emerging Markets Equity Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Emerging Markets Equity Fund	4/13/07

Legg Mason Partners Trust II (f/k/a Smith Barney Trust II)	Legg Mason Partners Capital Preservation Fund (f/k/a Smith Barney Capital Preservation Fund)	Not Restructuring	n/a	n/a	n/a

	Legg Mason Partners Capital Preservation Fund II (f/k/a Smith Barney Capital Preservation Fund II)	Not Restructuring	n/a	n/a	n/a

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners Diversified Large Cap Growth Fund (f/k/a Smith Barney Diversified Large Cap Growth Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Diversified Large Cap Growth Fund	4/13/07

	Legg Mason Partners Global Equity Fund (f/k/a Smith Barney International Large Cap Fund)	Restructuring	Legg Mason Partners Equity Trust	Legg Mason Partners Global Equity Fund	4/13/07

	Legg Mason Partners Small Cap Growth Opportunities Fund (f/k/a Smith Barney Small Cap Growth Opportunities Fund)	Combination (acquired by Legg Mason Partners Small Cap Growth Fund)	n/a	n/a	3/2/07

	Legg Mason Partners Short Duration Municipal Income Fund (f/k/a Smith Barney Short Duration Municipal Income Fund)	Restructuring	Legg Mason Partners Income Trust	Legg Mason Partners Short Duration Municipal Income Fund	4/13/07

CitiFunds Trust III	Citi Cash Reserves	Restructuring	Legg Mason Partners Money Market Trust	Citi Cash Reserves	4/13/07

	Citi U.S. Treasury Reserves	Restructuring	Legg Mason Partners Money Market Trust	Citi U.S. Treasury Reserves	4/13/07

	Citi California Tax Free Reserves	Restructuring	Legg Mason Partners Money Market Trust	Citi California Tax Free Reserves	4/13/07

	Citi Connecticut Tax Free Reserves	Restructuring	Legg Mason Partners Money Market Trust	Citi Connecticut Tax Free Reserves	4/13/07

	Citi New York Tax Free Reserves	Restructuring	Legg Mason Partners Money Market Trust	Citi New York Tax Free Reserves	4/13/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Citi Tax Free Reserves	Restructuring	Legg Mason Partners Money Market Trust	Citi Tax Free Reserves	4/13/07

CitiFunds Institutional Trust	Citi Institutional Liquid Reserves	Restructuring	Legg Mason Partners Institutional Trust	Citi Institutional Liquid Reserves	4/13/07

	Citi Institutional Cash Reserves	Restructuring	Legg Mason Partners Institutional Trust	Citi Institutional Cash Reserves	4/13/07

	Citi Institutional U.S. Treasury Reserves	Restructuring	Legg Mason Partners Institutional Trust	Citi Institutional U.S. Treasury Reserves	4/13/07

	Citi Institutional Tax Free Reserves	Restructuring	Legg Mason Partners Institutional Trust	Citi Institutional Tax Free Reserves	4/13/07

	Citi Institutional Enhanced Income Fund	Restructuring	Legg Mason Partners Institutional Trust	Citi Institutional Enhanced Income Fund	4/13/07

	SMASh Series M Fund	Restructuring	Legg Mason Partners Institutional Trust	SMASh Series M Fund	4/13/07

	SMASh Series C Fund	Restructuring	Legg Mason Partners Institutional Trust	SMASh Series C Fund	4/13/07

	SMASh Series EC Fund	Restructuring	Legg Mason Partners Institutional Trust	SMASh Series EC Fund	4/13/07

	SMASh Series MEC Fund	Restructuring	Legg Mason Partners Institutional Trust	SMASh Series MEC Fund	4/13/07

Legg Mason Partners Funds Trust (f/k/a Salomon Funds Trust)	Legg Mason Partners National Tax Free Bond Fund (f/k/a Salomon Brothers National Tax Free Bond Fund)	Combination (acquired by Legg Mason Partners Managed Municipals Fund)	n/a	n/a	3/2/07

Restructuring,
Fund
		Combination			Closing Date or
		or Other			Termination
		Cessation of			Date
Old Fund	Old Portfolio	Operations	New Fund	New Portfolio	(as applicable)
	Legg Mason Partners California Tax Free Bond Fund (f/k/a Salomon Brothers California Tax Free Bond Fund)	Combination (acquired by Legg Mason Partners California Municipals Fund)	n/a	n/a	3/2/07

	Legg Mason Partners New York Tax Free Bond Fund (f/k/a Salomon Brothers New York Tax Free Bond Fund)	Combination (acquired by Legg Mason Partners New York Municipals Fund)	n/a	n/a	3/2/07

	Legg Mason Partners Mid Cap Fund (f/k/a Salomon Brothers Mid Cap Fund)	Combination (acquired by Legg Mason Partners Capital Fund)	n/a	n/a	12/1/06

Legg Mason Partners Variable Portfolios V (f/k/a Variable Annuity Portfolios)	Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio (f/k/a Smith Barney Small Cap Growth Opportunities Portfolio)	Combination (acquired by Legg Mason Partners Variable Small Cap Growth Portfolio)	n/a	n/a	4/27/07